Exhibit 10.11
Form 10-KSB
Ozolutions Inc.
File No. 000-31343

                        OZOLUTIONS, INC.

              Option for the Purchase of _________
                     Shares of Common Stock
                        Par Value $0.001

                     STOCK OPTION AGREEMENT

THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTION AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

       This is to certify that, for value received, ___________________ (the "Optionee") is entitled to purchase from OZOLUTIONS, INC. (the "Company"), on the terms and conditions hereinafter set forth, all or any part of _________ shares ("Option Shares") of the Company's common stock, par value $0.001 (the "Common Stock"), at the purchase price of $1.00 per share ("Option Price"). Upon exercise of this option in whole or in part, a certificate for the Option Shares so purchased shall be issued and delivered to the Optionee. If less than the total option is exercised, a new option of similar tenor shall be issued for the unexercised portion of the options represented by this Agreement.

      This option is granted subject to the following further terms and conditions:

     1. This option shall vest and be exercisable immediately, and shall expire at 5:00 p.m. Toronto, Canada time on June 4, 2003, except as provided in paragraphs (g) and (h) of this Section 1,
below.   In order to exercise this option with respect to all  or
any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions;

      (a) Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of attached to this Agreement (the "Exercise Notice") in which there is specified the number of Option Shares which are to be purchased under the exercised option.

     (b) Pay the aggregate Option Price for the purchased shares by full payment in cash or by check made payable to the Corporation's order.

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             (c)       Furnish  to  the  Corporation  appropriate
documentation that the person or persons exercising the option ( if other than Optionee) have the right to exercise this option.

     (d) For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company.. Payment of the Option Price for the purchased shares must accompany such Exercise Notice.

     (e) For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provision.


          (i) If the Common Stock is not listed on such date on any national securities exchange nor included in the Nasdaq National Market, but is traded in the over-the-counter market, the highest "bid" quotation of a share of Common Stock on such date (or if none, on the most recent date on which there were bid quotations of a share of Common Stock), as reported on the Nasdaq Smallcap Market or the NASD OTC Bulletin Board, as applicable.

      (f) Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Optionee at its address, and in the name of the Optionee, a certificate or certificates for the number of full Option Shares issuable upon the exercise. Such certificate or certificates shall be deemed to have been issued and the Optionee shall be deemed to have become a holder of record of such Option Shares as of the Exercise Date.

       (g) Optionee's right to exercise this option shall terminate under the following circumstances:

          (i) Should Optionee cease Service for any reason other than death or permanent disability while this option remains outstanding, then Optionee shall have a 30-day period measured from the date of such cessation of Service in which to exercise this option for any or all of the Option Shares for which this option is exercisable at the time of such cessation of Service. In no event, however, may this option be exercised at any time after the specified Expiration Date of the option term. Upon the expiration of such 30-day period or (if earlier) upon the specified Expiration Date of the option term, this option shall terminate and cease to remain outstanding.

          (ii) Should Optionee die while in Service or within 90 days after cessation of Service, then the personal representative of Optionee's estate or the person or persons to whom this option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise the option for any or all of the Option Shares for which this option is exercisable at the time of Optionee's cessation of Service, less any Option Shares subsequently purchased by Optionee prior to death. Such right shall lapse, and this option shall terminate and cease to remain outstanding, upon the earlier of
               (i) the expiration of the 12-month period measured from the date of Optionee's death or (ii) the Expiration Date.

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          (iii)      Should  Optionee cease Service by reason  of
               permanent   disability  while   this   option   is
               outstanding, then Optionee shall have a period of 12 months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such twelve 12-month period or (if earlier) upon the Expiration Date, this
               option   shall  terminate  and  cease  to   remain
               outstanding.

          (iv) Should (i) Optionee's Service be terminated for dishonesty (including, but not limited to, any act of fraud or embezzlement), (ii) Optionee's Service be terminated for gross neglect or willful misconduct in the performance of its duties (after one written warning), (iii) Optionee's Service be terminated for making any unauthorized use or disclosure of confidential information or trade secrets of the Company or any subsidiary, (iv) Optionee's Service be terminated for its conviction of a felony, or (v) Optionee's Service be terminated for drunkenness or illegal use of drugs which interferes with the performance of its duties (after one written warning), then in any such event this option shall terminate immediately and cease to be outstanding.

          (v) For purpose of this Agreement, the following definitions shall be in effect

               Optionee shall be deemed to remain in Service for so long as such individual performs services on a periodic basis to the Company (or any subsidiary) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

               Optionee shall be considered to be an Employee for so long as such individual performs services while in the employ of the Company or any Subsidiary, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

               Optionee shall be deemed to be permanently disabled and to have incurred a permanent disability if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of 12 months or more.

      (h) In the event of any of the following transactions to which the Company is a party (a "Corporate Transaction"):

          (i) Any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), (other than the Company, a majority-owned subsidiary of the
               Company, an affiliate of the Company within the meaning of the Exchange Act, or a Company employee benefit plan, including any trustee of such plan acting as trustee), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or a successor to the Company) representing 50% or more of the combined voting power of the then outstanding securities of the Company or such successor;

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          (ii) At any time that the Company has shares registered
               under  the  Exchange  Act  at  least  50%  of  the
               directors of the Company constitute persons who were not at the time of their first election to the board of directors of the Company, candidates proposed by a majority of such board of directors
               in   office  prior  to  the  time  of  such  first
               election; or

          (iii) (A) the dissolution of the Company or liquidation of more than 50% in value of the Company or a sale of assets involving 50% or more in value of the assets of the Company, (B) any merger or reorganization of the Company whether or not another entity is the survivor, pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, (C) a transaction or related set of transactions (including without limitation a merger or tender offer together with a related purchase of shares by the tender offeror in the market) pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (D) any other event which the Committee determines, in its discretion, would materially alter the structure of the Company or its ownership.

this option to the extent not previously exercised, shall terminate at 5:00 p.m., Toronto, Canada time on the effective date of the Corporate Transaction and cease to remain outstanding unless it is expressly assumed by the successor corporation or parent thereof. This option agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      2. The Optionee acknowledges that the shares subject to this option have not and will not be registered as of the date of exercise of this option under the Securities Act or the securities laws of any state. The Optionee acknowledges that this option and the shares issuable on exercise of the option, when and if issued, are and will be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements. Except as provided herein, the Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Option Shares may be practicably impossible. The Optionee shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this option.

      3. The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement.

      4. The number of Option Shares purchasable upon the exercise of this option and the Option Price per share shall be subject to adjustment from time to time subject to the following terms.

      (a) In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of

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the outstanding shares of Common  Stock  or  the
determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the number of Option Shares purchasable hereunder appropriately increased in proportion to such increase in the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

      (b) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record  date  of  such combination, the number of  Option  Shares purchasable hereunder will be appropriately decreased in proportion to such decrease in outstanding shares.

     (c) Whenever there is an adjustment in the number of Option Shares purchasable upon the exercise of this warrant pursuant to the provisions of Sections 4(a) or (b), the Option Price shall be adjusted to an amount arrived at by multiplying the Option Price in effect immediately prior to such adjustment in the number of Option Shares by a fraction, the numerator of which shall be the number of Option Shares purchasable upon the exercise of this warrant immediately before such adjustment in the number of Option Shares and the denominator of which shall be the number of Option Shares purchasable upon the exercise of this warrant immediately after such adjustment in the number of Option Shares.

      (d) If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision or combination provided for elsewhere in this Section 4) provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this warrant the number of shares of stock or other securities or property of the Company or otherwise, to which the Holder would have been entitled on such recapitalization assuming this warrant was exercised immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Holder of this warrant after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Option Price then in effect and the number of Option Shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.

     5. The Company covenants and agrees that all Option Shares which may be delivered upon the exercise of this option will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Optionee and the Company may, in its discretion, withhold such amount or require the Optionee to make such provision of funds or other consideration as the Company deems necessary to satisfy any income tax withholding obligation under federal or state law.

      6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Option Shares issuable upon the exercise of this and all other options of like tenor then outstanding.

      7. This option shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this option or the interest represented hereby or the Option Shares purchasable hereunder until or unless, and except to the extent that, this option shall be exercised..

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      8.   The Company may deem and treat the registered owner of
this option as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

      9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

      10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Utah, without regard to the principles of conflicts of law thereof.

      11. Except as otherwise provided herein, this Agreement shall be binding on and inure to the benefit of the Company and the person to whom an option is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

     IN WITNESS WHEREOF, the Company has caused this option to be executed by the signature of its duly authorized officer, effective this 5th day of June 2001.

                                   OZOLUTIONS, INC.

                                  By____________________________
                                       Duly Authorized Officer

      The undersigned Optionee hereby acknowledges receipt of a copy of the foregoing option and acknowledges and agrees to the terms and conditions set forth in the option.

                                    ____________________________

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                        Exercise Notice
          (to be signed only upon exercise of Option)

To:  Ozolutions, Inc.

       The Optionee, holder of the attached option, hereby irrevocable elects to exercise the purchase rights represented by the option for, and to purchase thereunder, ________________________________ shares of common stock of
Ozolutions, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Optionee at:


_________________________________________________________________


_________________________________________________________________


_________________________________________________________________

     If purchase is to be effected by conversion of the option to
Common  Stock,  the Optionee hereby converts option  rights  with
respect   to  __________________________________  Option   Shares
represented by the option.

     If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Optionee represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Optionee has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Optionee understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Optionee acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act, except as provided in the Agreement for the option. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

      The Optionee agrees and acknowledges that this purported exercise of the option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

     DATED this ________ day of ____________________, __________.

                          _______________________________________
                           Signature

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